UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act pf 1934
Date of Report: April 25, 2014

ALL GRADE MINING, INC.
(exact name of registrant in its charter)

COLORADO	000082354
State or other jurisdiction of incorporation	Commission File Number

370 West Pleasantview Avenue, Hackensack, New Jersey	07601
(Address of principal executive offices)	Zip Code

Registrant’s telephone number including area code (201) 788-3785

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )  Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
( )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( )  Pre-commencement communications pursuant to Rule 14d-2 under the Exchange Act (17CFR 240,14d-2(b)
( )  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17CFR 240.13e-4(c)

Item 8.01 Other Events

All Grade Mining, Inc., has filed the attached Geological Study Report for the Plateada Copper mine. Pursuant to Regulation FD, All Grade Mining,. Inc. is making this report available to investors who may otherwise not have access to it.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
99.2	Geological Study Report

Pursuant to the requirements of the Securities Exchange Act of 1934 , the registrant has duly caused this report to signed on its behalf by the undersigned hereto duly authorized.

Dated:	25 April 2014
Hackensack, New Jersey

All Grade Mining, Inc.
By /s/Gary Kouletas
Gary Kouletas, CEO